UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2021

NEXPOINT CAPITAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01074	38-3926499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 1100

Dallas, Texas 75201

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: 1-833-697-6246

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written	communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting	material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement	communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement	communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 8, 2021, Brian Mitts will no longer serve as Principal Financial Officer and Assistant Treasurer of the Company. In connection with Mr. Mitts’s resignation, there were no disagreements with the Company, known to an executive officer of the Company, on any matter relating to the Company’s operations, policies or practices.

Effective April 8, 2021, the Board appointed Frank Waterhouse to replace Mr. Mitts as the Company’s Principal Financial Officer. Mr. Waterhouse, age 50, has also served as the Company’s Principal Accounting Officer and Treasurer since May 2015. In addition, Mr. Waterhouse has served as Chief Financial Officer of Skyview Group, Inc. since February 2021; Chief Financial Officer and Partner of Highland Capital Management, L.P. from December 2011 and March 2015, respectively, to February, 2021; Treasurer of the Highland Fund Complex since May 2015; Principal Financial Officer of Highland Funds I, Highland Funds II, Highland Global Allocation Fund, Highland Income Fund, and NexPoint Strategic Opportunities Fund since April 2021 and from October 2017 to February 2021; and Principal Executive Officer of Highland Funds I, Highland Funds II, Highland Global Allocation Fund, and Highland Income Fund since April 2021 and from February 2018 to February 2021. The “Highland Fund Complex,” as referred to herein consists of: each series of Highland Funds I, each series of Highland Funds II, Highland Global Allocation Fund, Highland Income Fund, NexPoint Strategic Opportunities Fund, NexPoint Real Estate Strategies Fund, and the Company.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance and operation of the Company. Words such as “believes,” “expects,” “projects” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings the Company makes with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NexPoint Capital, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2021	NEXPOINT CAPITAL, INC.

	By:	/s/ Frank Waterhouse
		Name:	Frank Waterhouse
		Title:	Principal Financial Officer, Principal Accounting Officer and Treasurer